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                                                                    Exhibit 10.1
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                               PURCHASE AGREEMENT


                                     Between


                              ADVANTA NATIONAL BANK

                                       and

                              ADVANTA FINANCE CORP.

                               as the Originators


                                       and


                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.

                                  as Purchaser



                             Dated as of May 1, 1999
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                                Table of Contents

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                                    ARTICLE I

Definitions.......................................................................................................        1

                                   ARTICLE II

  Procedures for Purchases of Mortgage Loans; Conditions Precedent; Settlements

Section 2.01.     Purchase and Sale...............................................................................        5
Section 2.02.     Delivery of Documents; Purchase of Mortgage Loans...............................................        5
Section 2.03.     Survival of Representations.....................................................................        6
Section 2.04.     Proceeds of Mortgage Loans......................................................................        6
Section 2.05.     Repurchased Mortgage Loans......................................................................        7

                                   ARTICLE III

Protective Security Interest......................................................................................        7

                                   ARTICLE IV

                         Representations and Warranties

Section 4.01.     Representations and Warranties of Originators...................................................        8
Section 4.02.     Representations and Warranties Regarding Mortgage Loans.........................................       10
Section 4.03.     Representations and Warranties of Purchaser.....................................................       10
Section 4.04.     Remedies for Breach of Representations and Warranties; Repurchase Obligation....................       11

                                    ARTICLE V

                     Covenants and Warranties of Originators

Section 5.01.     Affirmative Covenants...........................................................................       12
Section 5.02.     Negative Covenants..............................................................................       13

                                   ARTICLE VI

Sale of Mortgage Loans by Purchaser...............................................................................       13

                                   ARTICLE VII

Additional Remedies...............................................................................................       14

                                  ARTICLE VIII

Term..............................................................................................................       14
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                                   ARTICLE IX

Exclusive Benefit of Parties; Assignment..........................................................................       15

                                    ARTICLE X

Amendment; Waivers................................................................................................       15

                                   ARTICLE XI

Execution in Counterparts.........................................................................................       15

                                   ARTICLE XII

Effect of Invalidity of Provisions................................................................................       15

                                  ARTICLE XIII

Governing Law.....................................................................................................       16

                                   ARTICLE XIV

Notices...........................................................................................................       16

                                   ARTICLE XV

Entire Agreement..................................................................................................       16

                                   ARTICLE XVI

Indemnities.......................................................................................................       16

                                  ARTICLE XVII

RESPA Obligations.................................................................................................       18

                                  ARTICLE XVIII

Survival..........................................................................................................       18

                                   ARTICLE XIX

Consent to Service................................................................................................       18

                                   ARTICLE XX

Submission to Jurisdiction; Waiver of Trial by Jury...............................................................       18

                                   ARTICLE XXI

Construction......................................................................................................       19

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                                  ARTICLE XXII

Further Assurances................................................................................................       19

                                  ARTICLE XXIII

Third Party Beneficiary...........................................................................................       19

                                  ARTICLE XXIV

No Petition.......................................................................................................       19

                             SCHEDULES AND EXHIBITS

         Schedule I:  Schedule of Mortgage Loans..................................................................      I-1

         Exhibit A:  Mortgage Loan Representations and Warranties.................................................      A-1

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                  THIS PURCHASE AGREEMENT (this "Agreement") is made as of May
1, 1999 between Advanta National Bank, a national banking association ("ANB"), and Advanta Finance Corp., a Nevada corporation ("AFC"), on one hand, and Advanta Mortgage Conduit Services, Inc., a Delaware corporation ("Purchaser"), on the other hand. ANB and AFC are sometimes individually referred to herein as an "Originator" and sometimes collectively referred to herein as the "Originators."

                  WHEREAS, the Originators desire to sell to Purchaser, and Purchaser desires to purchase from the Originators, the Mortgage Loans (as defined below), all in accordance with the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises, the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

                  Capitalized terms not defined herein shall have the meanings set forth in the Sale and Servicing Agreement or, if not defined therein, the Indenture. As used in this Agreement, the following terms shall have the following meanings:

                  "Additional Balance": With respect to any Mortgage Loan as of any date of determination, the aggregate amount of all Draws by the related Mortgagor subsequent to the Cut-Off Date.

                  "Assignee": With respect to any Person, any immediate or mediate assignee, pledgee or other transferee of such Person.

                  "Assignment of Mortgage": With respect to each Mortgage Loan, any assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the recordation of the pledge of the Mortgage Loan to the Indenture Trustee for the benefit of the Noteholders and the Insurer.

                  "Business Day": Any day that is not a Saturday, Sunday or other day on which the Trust, the Master Servicer or the Sponsor is closed or commercial banking institutions in the States of New York or Delaware or in the city in which the principal corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

                  "Certificates": The trust certificates evidencing the beneficial ownership interests in Holding, substantially in the form of Exhibit A to the Holding Trust Agreement.

                  "Charged-off Loan": Any Mortgage Loan that (i) has been Delinquent for a period of 180 consecutive days (irrespective of any grace periods).
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                  "Class A Note": Any note executed and authenticated by the
Indenture Trustee substantially in the form set forth in Exhibit A to the Indenture.

                  "Class A Noteholder" or "Noteholder": A Person in whose name a Class A Note is registered in the Note Register.

                  "Closing Date":  May 27, 1999.

                  "Coupon Rate": As defined in the Sale and Servicing Agreement.

                  "Credit Line Agreement": With respect to any Mortgage Loan, the related home equity line of credit agreement, security instrument and promissory note executed by the related Mortgagor and any amendment or modification thereof in accordance with the Operative Documents.

                  "Cut-Off Date": With respect to each Mortgage Loan (including Mortgage Loans originated after May 1, 1999 but prior to the Closing Date other than a Qualified Replacement Mortgage Loan), the opening of business on May 1, 1999. With respect to each Qualified Replacement Mortgage Loan, the related Replacement Cut-Off Date.

                  "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, (a) the unpaid principal balance thereof as of the related Cut-Off Date and (b) for Mortgage Loans originated after the Cut-Off Date but prior to the Closing Date, the unpaid principal balance of such Mortgage Loans as of its origination date.

                  "Draw": With respect to any Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

                  "Holding": Advanta Holding Trust 1999-A, a Delaware business trust.

                  "Holding Trust Agreement": The trust agreement dated as of May 1, 1999 between the Sponsor and Wilmington Trust Company, as owner trustee, relating to the formation of Holding.

                  "Indenture": The Indenture dated as of May 1, 1999 between the Trust and the Indenture Trustee.

                  "Indenture Trustee": Bankers Trust Company of California, N.A. or any successor Indenture Trustee appointed in accordance with the Indenture that has accepted such appointment in accordance with the Indenture.

                  "Liquidated Loan": A Mortgage Loan with respect to which (i) the related Mortgage Property has been acquired, liquidated or foreclosed upon or (ii) the Master Servicer, in its reasonable good faith business judgment, has determined that all Liquidation Proceeds that it expects to recover have been so recovered (exclusive of the possibility of any deficiency judgment). A Mortgage Loan which is purchased from the

Trust pursuant to Section 2.2(b), 3.3(c) or 3.4 of the Sale and Servicing Agreement is not a "Liquidated Loan."

                  "Losses": Any and all out-of-pocket losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and disbursements) directly incurred by any person specified in this Agreement, resulting from transactions entered into under this Agreement (other than liability for taxes). Losses must be accounted for and presented for reimbursement and documented in reasonable detail and within a reasonable time.

                  "Master Servicer": Advanta Mortgage Corp. USA, a Delaware corporation, and its permitted successors and assigns.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or junior lien in real property securing a Credit Line Agreement.

                  "Mortgage File": As defined in the Sale and Servicing
Agreement.

                  "Mortgage Loans": Each adjustable rate home equity revolving credit line secured by a first or junior mortgage or deed of trust on Mortgaged Property and identified in the Schedule of Mortgage Loans attached hereto, together with any Qualified Replacement Mortgage Loans substituted therefor in accordance with this Agreement or the Sale and Servicing Agreement. The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such Mortgaged Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned by an Originator to Purchaser, by Purchaser to Holding and by Holding to the Trust, in fact was not so transferred and assigned for any reason whatsoever shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor": The obligor on the related Credit Line Agreement.

                  "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee.

                  "Payment Date": Any date on which the Indenture Trustee is required to make distributions to the Class A Noteholders, which shall be the 25th day of each month, commencing in the month following the Closing Date or, if such day is not a Business Day, then on the succeeding Business Day.

                  "Principal Balance": As to any Mortgage Loan, other than a Charged-off Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) any Additional Balance in respect of such Mortgage Loan, minus
(ii) all collections credited as principal against the Principal Balance of such Mortgage Loan in accordance with the
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related Credit Line Agreement or prior to such date. For purposes of this definition, a Charged-off Loan shall be deemed to have a Principal Balance of zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Charged-off Loan and at all times thereafter.

                  "Qualified Replacement Mortgage Loan": A Mortgage Loan substituted for another pursuant to Section 2.2(b), 3.3 or 3.4 of the Sale and Servicing Agreement, which (i) bears a variable rate of interest, (ii) has the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced, (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) is of the same or better credit quality classification (determined in accordance with the relevant Originator's credit underwriting guidelines) as the Mortgage Loan being replaced, (v) shall mature no later than the Payment Date occurring in February 2024, (vi) has a Combined Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Combined Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vii) has a Principal Balance as of the related Replacement Cut-Off Date equal to or less than the Principal Balance of the replaced Mortgage Loan as of such Replacement Cut-Off Date, (viii) is in the same lien position or better, (ix) is not then Delinquent as of the Transfer Date, and (x) complies with the representations and warranties set forth in Section 3.3(a) of the Sale and Servicing Agreement. Except with respect to clause (vi) above, in the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Insurer, as evidenced by a written approval delivered to the Indenture Trustee by the Insurer.

                  "Remittance Period": As to any Payment Date, the calendar month preceding the month of such Payment Date.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer or any Sub-Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the first day of the calendar month in which such Qualified Replacement Mortgage Loan is conveyed to the Trust.

                  "Sale and Servicing Agreement": The Sale and Servicing Agreement dated as of May 1, 1999 among the Sponsor, Holding, the Trust, the Master Servicer and the Indenture Trustee.

                  "Schedule of Mortgage Loans": The schedule of Mortgage Loans attached hereto as Schedule I, as the same may be revised or amended from time to time in connection with substitutions of Qualified Replacement Mortgage Loan. The information contained on the Schedule of Mortgage Loans shall be delivered to the Indenture Trustee on an electronic media.
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                  "Sponsor": Advanta Mortgage Conduit Services, Inc., a Delaware
corporation.

                  "Trust": Advanta Home Equity Loan Trust 1999-A, a Delaware business trust.

                  "Trust Agreement": The trust agreement dated as of May 1, 1999 among the Sponsor, Holding and Wilmington Trust Company, as owner trustee, relating to the formation of the Trust.

                                   ARTICLE II

                  Procedures for Purchases of Mortgage Loans;
                        Conditions Precedent; Settlements

                  Section 2.01. Purchase and Sale. The Originators hereby agree to sell, assign, transfer, convey and set over to Purchaser, and Purchaser hereby agrees to purchase and acquire from the Originators, without recourse (subject to the Originators' obligations herein, including any obligation to fund Additional Balances with respect to the Mortgage Loans), on the Closing Date, all of the Originators' respective right, title and interest in and to (a) each Mortgage Loan, including its Principal Balance as of the Cut-Off Date and all principal collections and interest accrued in respect of such Mortgage Loan on or after the Cut-Off Date (excluding any payments of interest collected prior to the Cut-Off Date); (b) each Mortgaged Property that is acquired by foreclosure or deed in lieu of foreclosure; (c) all rights under any Mortgage Insurance Policies covering a Mortgaged Property; (d) all proceeds with respect to the foregoing; and (e) the Mortgage File and other documents relating to the foregoing; provided, however, that neither Purchaser nor any of its Assignees (including the Trust and the Indenture Trustee) shall be deemed to assume any obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, it being understood that any such obligation shall remain with the Originators and that neither Purchaser nor any of its Assignees (including the Trust and the Indenture Trustee) shall be required or permitted to fund any such future advances. As full consideration for the Originators' sale, transfer, assignment and conveyance to Purchaser of all of their respective right, title and interest in and to the Mortgage Loans and other properties specified above, on the Closing Date, Purchaser shall (x) pay to or upon the order of the Originators that amount in immediately available funds equal to the Originators' pro rata share of the proceeds of the sale of the Notes, net of any underwriting discounts and other transaction costs, and
(y) direct the issuance of the Certificates to or upon the order of the Originators, all in such relative proportions as the Originators shall jointly determine on or before the Closing Date.

                  Section 2.02. Delivery of Documents; Purchase of Mortgage Loans. Prior to the purchase of the Mortgage Loans:

                  (a) Each Originator shall have delivered to Purchaser or any agent appointed by Purchaser the Mortgage File for each of the Mortgage Loans.

                  (b) Purchaser shall have received copies of the Mortgage Loan Schedules.

                  (c) Purchaser shall have received copies of the resolutions of the Board of Directors of each Originator, certified by its Secretary, approving this Agreement.

                  (d) Purchaser shall have received copies of the articles of incorporation, articles of association or charter of each Originator.

                  (e) Purchaser shall have received from each Originator (i) a certificate of the Secretary or Assistant Secretary of such Originator certifying the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder and (ii) a copy of such Originator's by-laws.

                  (f) Purchaser shall have received an opinion of counsel to each Originator as to the due authorization, execution and delivery by such Originator of this Agreement and as to the validity and enforceability of the transfers contemplated hereunder and addressing such other matters as Purchaser may reasonably request.

                  (g) Each Originator shall have instructed the applicable debtor, trustee, paying agent, authenticating agent, transfer agent, registrar, predecessor in interest, owner (if any of the Mortgage Loans are in the form of a security agreement) or servicer, if any, in respect of the related Mortgage Loans to reflect on their books and records the transfer of such Mortgage Loans to Purchaser, as owner or secured party (if any of the Mortgage Loans are in the form of a security agreement).

                  (h) [Reserved]

                  (i) Purchaser shall be permitted to perform its standard loan review of each Mortgage Loan to be purchased.

                  (j) UCC-1 financing statements duly executed by each Originator as debtor shall have been filed naming Purchaser as secured party and, if Purchaser so requests, the Indenture Trustee on behalf of the Trust as assignee.

                  Section 2.03. Survival of Representations. The terms and conditions of the purchase and sale of each Mortgage Loan shall be as set forth in this Agreement. Each Originator will be deemed on the Closing Date to have made to Purchaser the representations and warranties set forth in Article IV hereof, and such representations and warranties of such Originator shall be true and correct on and as of the Closing Date. In addition, such Originator will be deemed to have reaffirmed the representations and warranties contained in
Article IV hereof on the date of disposition of the Mortgage Loans by Purchaser pursuant to the Sale and Servicing Agreement.

                  Section 2.04. Proceeds of Mortgage Loans. The sale, assignment, transfer and conveyance hereby of all of the Originators' respective right, title and interest in and to each Mortgage Loan shall include all proceeds, products and profits derived therefrom, including all scheduled payments of principal of and interest on such Mortgage Loan and other amounts due or payable or to become due or payable in respect
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thereof and proceeds thereof, including all monies, goods and other tangible or intangible property received upon the liquidation or sale thereof, except any payments in respect of interest collected prior to the Cut-Off Date.

                  Section 2.05. Repurchased Mortgage Loans. If any Mortgage Loan sold by an Originator hereunder is re-transferred to Purchaser pursuant to
Section 2.2(b) of the Sale and Servicing Agreement, the Originator shall, at Purchaser's option, either (a) repurchase such Mortgage Loan at the Loan Purchase Price therefor or (b) substitute in lieu thereof a Qualified Replacement Mortgage Loan (provided that the Originator has any such loans available for sale at the time) and deliver to or upon the order of Purchaser the related Substitution Amount, all in accordance with and subject to the applicable terms and conditions of the Sale and Servicing Agreement.

                                  ARTICLE III

                          Protective Security Interest

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) by the Originators to Purchaser as contemplated by this Agreement be construed as a sale of the Mortgage Loans by the Originators to Purchaser. It is, further, not the intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Originators to Purchaser or any of its Assignees (including the Trust and the Indenture Trustee) to secure a debt or other obligation of the Originators. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) are held to be property of either or both of the Originators, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of
Article 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for herein shall be deemed to be a grant by the Originators to Purchaser of a first priority security interest in all of the Originators' right, title and interest in and to the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.01 hereof) and all amounts payable to the holder of the Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Note Account or the Principal and Interest Account (excluding any investment earnings thereon), whether in the form of cash, instruments, securities or other property; (iii) the possession by Purchaser or any of its Assignees or their respective bailees or agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Purchaser for the purpose of perfecting such security interest under applicable law; and (v) the obligations secured by the first priority security interest described in clause (ii) above shall be deemed to include any and all obligations of Purchaser or any of its Assignees (including the Trust and the Indenture Trustee) to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Master Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture). Any assignment or other transfer of the interest of Purchaser under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. Each of the Originators and Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement, the Sale and Servicing Agreement and the Indenture. Each of the Originators also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to Purchaser hereunder.

                  Upon Purchaser's request, each Originator shall perform (or cause to be performed) such further acts and execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to Purchaser such further documents as Purchaser shall deem necessary or advisable in order to evidence, establish, maintain, protect, enforce or defend its rights in and to the Mortgage Loans and other rights and properties transferred hereunder or otherwise to carry out the intent and accomplish the purposes of this Agreement (including UCC-1 financing statements naming such Originator as debtor and Purchaser as secured party and any continuation statements relating thereto).

                                   ARTICLE IV

                         Representations and Warranties

                  Section 4.01. Representations and Warranties of Originators. Each of the Originators represents, warrants and covenants to Purchaser as of the Closing Date that:

                  (a) Such Originator is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Originator in any state in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement.

                  (b) Such Originator has the full corporate power and authority to originate the Mortgage Loans conveyed by it hereunder and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement; the execution, delivery and performance of this Agreement by such Originator has been duly authorized by all necessary corporate action on the part of such Originator; and this Agreement, assuming the due authorization, execution and delivery thereof by Purchaser, constitutes a legal, valid and binding obligation of such Originator, enforceable against such Originator in accordance with its respective terms, except to the extent that (i) the enforceability thereof may be limited by federal or state bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Originator, the consummation by such Originator of the transactions herein contemplated, and the fulfillment by such Originator of or compliance by such Originator with the terms hereof will not (i) result in a breach of any term or provision of the charter or by-laws of such Originator or (ii) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Originator is a party or by which it may be bound, or any statute, order or regulation applicable to such Originator of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Originator, which breach, violation, default or non-compliance would have a material adverse effect on the business, operations, financial condition, properties or assets of such Originator taken as a whole or the ability of such Originator to perform its obligations under this Agreement; and such Originator is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Originator's knowledge, would in the future reasonably be expected to materially and adversely affect, the ability of such Originator to perform its obligations under this Agreement or the business, operations, financial condition, properties or assets of such Originator taken as a whole.

                  (d) Such Originator is, and currently intends to remain, in good standing and qualified to do business in each jurisdiction where failure to be so qualified or licensed would have a material adverse effect on (i) the business, operations, financial condition, properties or assets of such Originator taken as a whole or (ii) the enforceability of any Mortgage Loan in accordance with the terms of this Agreement.

                  (e) There is no litigation pending or, to such Originator's actual knowledge, overtly threatened against such Originator that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Originator to perform any of its other obligations hereunder in accordance with the terms hereof.

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Originator of, or compliance by such Originator with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, such Originator has obtained the same.

                  (g) Such Originator has caused to be performed any and all acts required to preserve the rights and remedies of Purchaser in any insurance policies of such Originator applicable to the Mortgage Loans conveyed by such Originator hereunder.

                  Section 4.02. Representations and Warranties Regarding Mortgage Loans. Each Originator represents and warrants to Purchaser as of the Closing Date that, with respect to each Mortgage Loan conveyed by such Originator hereunder, each representation and warranty set forth in Exhibit A hereto is true and correct.

                  Section 4.03. Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties, each of which representations and warranties (i) is material and being relied upon by the Originators and (ii) is true in all respects as of the date of this
Agreement:

                  (a) Purchaser has been duly organized and is validly existing as a corporation under the laws of the State of Delaware.

                  (b) Purchaser has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement to be performed by it.

                  (c) This Agreement has been duly authorized and executed by Purchaser, is valid, binding and enforceable against Purchaser in accordance with its terms, and the execution, delivery and performance by Purchaser of this Agreement does not conflict with any material term or provision of any other agreement to which Purchaser is a party or any term or provision of the Certificate of Incorporation or the By-laws of Purchaser, or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over Purchaser.

                  (d) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution and delivery by Purchaser of this Agreement.

                  (e) To the best knowledge of Purchaser, there is no action, proceeding or investigation pending or threatened against Purchaser before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) which is likely to materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

                  (f) The purchase of the Mortgage Loans hereunder shall constitute a representation by Purchaser to each Originator that Purchaser understands, and that Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of, its investment in the relevant Mortgage Loans.

                  Section 4.04. Remedies for Breach of Representations and Warranties; Repurchase Obligation. It is understood and agreed that the representations and warranties set forth in Sections 4.01 and 4.02 shall survive each sale of the Mortgage Loans to Purchaser and shall inure to the benefit of Purchaser and its Assignees notwithstanding any restrictive or qualified endorsement on any related Credit Line Agreement or Assignment of Mortgage or the examination or failure to examine any Mortgage File. With respect to the representations and warranties contained in Sections 4.01 and 4.02 which are made to the best of an Originator's knowledge or to the actual knowledge of an Originator, if it is discovered by such Originator or Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or Purchaser's or any Assignee's interest therein, then notwithstanding such Originator's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such Originator shall repurchase the related Mortgage Loan in accordance with this Section 4.04 as if the applicable representation or warranty was breached, subject to the terms and conditions of the Sale and Servicing Agreement. Upon discovery by an Originator or Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or Purchaser's interest therein, the party discovering such breach shall give prompt written notice to the others.

                  Within 60 days of the earlier of either discovery by or notice to an Originator of any breach of a representation or warranty by such Originator which materially and adversely affects the value of any Mortgage Loan or Purchaser's or any Assignee's interest therein, such Originator shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured or is not cured or is not being diligently pursued as evidenced by a notice acceptable to Purchaser, as evidenced by Purchaser's agreement thereto, at the end of such 60-day period, Originator shall, at Purchaser's option, either (a) repurchase such Mortgage Loan at the Loan Purchase Price therefor or (b) substitute in lieu thereof a Qualified Replacement Mortgage Loan (provided that the Originator has any such loans available for sale at the time) and deliver to or upon the order of Purchaser the related Substitution Amount, all in accordance with and subject to the applicable terms and conditions of the Sale and Servicing Agreement.

                  At the time of repurchase or substitution, Purchaser and such Originator shall arrange for the assignment to such Originator of such Mortgage Loan and the delivery to such Originator of the related Mortgage File.

                  Each Originator shall indemnify and hold harmless Purchaser and its Assignees from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by such Originator of the representations and warranties contained in this Article IV (notwithstanding any limitation in such representation and warranty as to such Originator's knowledge). It is understood and agreed that the obligations of each Originator set forth in this Section 4.04 either to cure or to repurchase or substitute a non-qualifying Mortgage Loan and to indemnify and hold harmless

Purchaser as provided in this Section 4.04 constitute the sole remedies of Purchaser respecting a breach by such Originator of the foregoing representations and warranties.

                  Any cause of action against an Originator relating to or arising out of the breach by such Originator of any representations and warranties made in Sections 4.01 and 4.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by Purchaser or notice thereof by the Originator to Purchaser, (ii) failure by the Originator to cure such breach or to repurchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Originator by Purchaser for compliance with the relevant provisions of this Agreement.

                                   ARTICLE V

                     Covenants and Warranties of Originators

                  So long as this Agreement remains in effect or any Originator has obligations hereunder, each Originator hereby covenants and agrees with Purchaser as follows:

                  Section 5.01. Affirmative Covenants.

                  (a) Such Originator shall do all things necessary to remain duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and to maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to maintain such authority would not have a material adverse effect on the ability of such Originator to conduct its business or to perform its obligations under this Agreement.

                  (b) At all times during this Agreement, such Originator shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy its obligations as they become due in the normal course of business.

                  (c) Such Originator shall permit Purchaser, its Assignees and their respective accountants, attorneys and other agents access to all of the books and records relating to the Mortgage Loans purchased and retained by Purchaser for inspection and copying during normal business hours at all places where such Originator conducts business.

                  (d) Such Originator shall be obligated to sell Additional Balances to the Trust( to the extent such Additional Balances are related to the Mortgage Loans).

                  (e) Such Originators will deliver or cause to be delivered the Mortgage File with respect to each Mortgage Loan.

                  Section 5.02. Negative Covenants.

                  (a) Such Originator shall not assign or attempt to assign this Agreement or any rights hereunder, without first obtaining the specific written consent of Purchaser.

                  (b) Such Originator shall not amend its articles of incorporation, articles of association or charter or its by-laws if such amendment shall have or is likely to have an adverse effect upon Purchaser or its interests under this Agreement, without the prior written consent of Purchaser.

                  (c) Such Originator shall not (i) dissolve or terminate its existence or (ii) transfer any assets to any affiliate except in the ordinary course of its business or as otherwise expressly permitted or contemplated hereby.

                  (d) Such Originator will not commit any act in violation of applicable laws or regulations promulgated pursuant thereto that relate to the Mortgage Loans or that materially and adversely affect the operations or financial conditions of such Originator.

                                   ARTICLE VI

                       Sale of Mortgage Loans by Purchaser

                  It is the intent of the parties hereto that (i) immediately after the sale of the Mortgage Loans by the Originators to Purchaser as provided herein, pursuant to the Sale and Servicing Agreement, Purchaser will sell, assign, transfer, convey and set over to Holding all of Purchaser's right, title and interest in and to the Mortgage Loans (including the other rights and properties conveyed to it hereunder), (ii) immediately after the sale of the Mortgage Loans by Purchaser to Holding, pursuant to the Sale and Servicing Agreement, Holding will sell, assign, transfer, convey and set over to the Trust all of Holding's right, title and interest in and to the Mortgage Loans, and
(iii) immediately after the sale of the Mortgage Loans by Holding to the Trust as described above, pursuant to the Indenture, the Trust will Grant to the Indenture Trustee all of the Trust's right, title and interest in and to the Mortgage Loans.

                  With respect to each such sale or other transfer, each Originator hereby agrees:

                  (a) to cooperate fully with Purchaser, Purchaser's Assignees, Holding and the Trust with respect to all reasonable requests and due diligence procedures, including participating in meetings with rating agencies, insurers and such other parties as Purchaser shall designate and participating in meetings with Purchaser's Assignees, Holding and the Trust and providing information reasonably requested by Purchaser's Assignees, Holding and the Trust;

                  (b) to execute all other necessary documents to effect the transactions contemplated therein;

                  (c) to affirm the representations and warranties set forth herein regarding such Originator and the Mortgage Loans as of the date of the transfer to Holding and/or the Trust;

                  (d) to deliver to Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding such Originator, its financial condition and the mortgage loan delinquency, foreclosure and loss experience of its portfolio as is customarily set forth in a prospectus supplement with respect to a comparable mortgage pool, the underwriting of mortgage loans, the servicer, the servicing and collection of mortgage loans, lending activities and loan sales of the servicer, regulatory matters and delinquency and loss experience and any additional information reasonably requested by Purchaser, or as is otherwise reasonably requested by Purchaser and which such Originator is capable of providing without unreasonable effort or expense, and to indemnify Purchaser and its Assignees for material misstatements or omissions contained in such information;

                  (e) to deliver to Purchaser, and to any Person designated by Purchaser, such legal documents and in-house opinions of counsel as are customarily delivered by originators and reasonably determined by Purchaser or its Assignees to be necessary in connection with the transactions contemplated by the Sale and Servicing Agreement, it being understood that the cost of any opinions of outside special counsel that may be required shall be the responsibility of such Originator; and

                  (f) to cooperate fully with Purchaser and its Assignees with respect to the preparation of Mortgage Loan documents and other documents and with respect to servicing requirements reasonably requested by the rating agencies and insurers.

                                  ARTICLE VII

                               Additional Remedies

                  Upon the occurrence of a Rapid Amortization Event under the Indenture due to an act or omission of an Originator, Purchaser and any of its Assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of any such Rapid Amortization Event shall not deny to Purchaser or its Assignees any remedy to which Purchaser or its Assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.

                                  ARTICLE VIII

                                      Term

                  This Agreement shall terminate on the date of termination of the Trust as set forth in Article IX of the Trust Agreement.

                                   ARTICLE IX

                    Exclusive Benefit of Parties; Assignment

                  This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person except Holding, the Trust, the Indenture Trustee, the Noteholders and the Insurer. Neither this Agreement nor any rights hereunder may be assigned by any party hereto without the prior written consent of the others and the Insurer except to Holding, the Trust and the Indenture Trustee.

                                   ARTICLE X

                               Amendment; Waivers

                  This Agreement may be amended from time to time only by written agreement of the Originators and Purchaser with the prior written consent of the Insurer, which consent shall not be unreasonably withheld. Any forbearance, failure, or delay by a party in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a party of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of a party shall continue in full force and effect until specifically waived by it in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

                                   ARTICLE XI

                            Execution in Counterparts

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Signatures may be exchanged by facsimile, and each party hereto agrees to be bound by its own facsimile signature and to accept the facsimile signature of the other party.

                                  ARTICLE XII

                       Effect of Invalidity of Provisions

                  In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected, prejudiced or disturbed thereby.

                                  ARTICLE XIII

                                  Governing Law

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its rules regarding conflict of laws.

                                  ARTICLE XIV

                                     Notices

                  Any notices, consents, directions, demands and other communications given under this Agreement (unless otherwise specified herein) shall be in writing and shall be deemed to have been duly given when personally delivered at or telecopied to the respective addresses or facsimile numbers, as the case may be. If to the Purchaser, addressed to Advanta Mortgage Conduit Services, Inc., 10790 Rancho Bernardo Road, San Diego, California 92127; if to the AFC, addressed to Advanta Finance Corp., 10790 Rancho Bernardo Road, San Diego, California 92127, if to ANB, addressed to Advanta National Bank, One Righter Parkway, Wilmington, Delaware 19803, or to such other address or facsimile number as either party shall give notice to the other party pursuant to this Article XIV. Notices, consents, and other communications may also be effected by first class mail, postage prepaid sent to the foregoing addresses and will be effective upon receipt by the intended recipient.

                                   ARTICLE XV

                                Entire Agreement

                  This Agreement, including the Exhibits and Schedules hereto, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements between them, whether oral or written, of any nature whatsoever with respect to the subject matter hereof.

                                  ARTICLE XVI

                                   Indemnities

                  Without limiting any other rights which Purchaser or each Originator may have hereunder or under applicable law, and in addition to any other indemnity provided hereunder, each Originator hereby agrees to indemnify Purchaser, its Assignees and their respective officers, directors, agents and employees (each, an "Indemnified Party") from and against any and all Losses incurred by any of them relating to or resulting from:

                  (a) Any representation or warranty made by such Originator (or any officers, employees or agents of such Originator) under or in connection with this Agreement, any periodic report required to be furnished hereunder or any other information or document delivered by such Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (b) The failure by such Originator to (i) comply with any applicable law, rule or regulation with respect to any purchase and sale hereunder or (ii) perform or observe any material obligation or covenant hereunder; or

                  (c) The failure by such Originator (if so requested by Purchaser) to execute and properly file, or any delay in executing and properly filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to the Mortgage Loans.

                  Promptly after receipt by an Indemnified Party under this
Article XVI of notice of the commencement of any action or other proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Article XVI, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this Article XVI. In case any such action is brought against any Indemnified Party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof, with counsel satisfactory to such Indemnified Party; provided, however, that if the defendants in any such action include both the Indemnified Party and the indemnifying party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the indemnifying party, the Indemnified Party shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the indemnifying party to such Indemnified Party of its election so to assume the defense of such action and approval by the Indemnified Party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, unless (i) the Indemnified Party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties under this Article XVI who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the Indemnified Party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

                                  ARTICLE XVII

                                RESPA Obligations

                  Each Originator agrees to discharge, on Purchaser's behalf, all obligations, including all disclosure obligations, which Purchaser may have under the Real Estate Settlement Procedures Act of 1974, as amended, in connection with Purchaser's purchase from such Originator of the Mortgage Loans. Purchaser agrees to provide the Originator with such information as is reasonably necessary for the Originator to discharge such obligations and hereby appoints the Originator as its agent in its name for the purposes of, and only for the purposes of, performing such obligations. Each Originator hereby agrees to indemnify Purchaser, its Assignees and their respective officers, directors, agents and employees from any Losses suffered by any such party in connection with the Originator's obligations under this provision.

                                 ARTICLE XVIII

                                    Survival

                  All indemnities and undertakings of Originator and Purchaser hereunder shall survive the termination of this Agreement.

                                  ARTICLE XIX

                               Consent to Service

                  Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given pursuant to Article XIV hereof.

                                   ARTICLE XX

               Submission to Jurisdiction; Waiver of Trial by Jury

                  With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made as set forth in Article XIX hereof or by any other lawful means. To the extent permitted by applicable law, Purchaser and the Originators each irrevocably waive all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

                                  ARTICLE XXI

                                  Construction

                  The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Articles, Sections, Schedules and Exhibits in this Agreement are to the Articles, Sections of and Schedules and Exhibits to this Agreement. The Schedules and Exhibits are hereby incorporated into and form a part of this Agreement. As used in this Agreement, any form of the word "include" shall be deemed to be followed by the words "without limitation," the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require, the singular includes the plural and vice-versa, and terms such as "herein," "hereof," "hereby" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context clearly indicates otherwise. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE XXII

                               Further Assurances

                  Each party hereto agrees to execute, acknowledge and deliver to the other parties and to Purchaser's Assignees such reasonable and appropriate additional documents, instruments or agreements as any of the other parties may be necessary or appropriate to effectuate the purposes of this Agreement.

                                 ARTICLE XXIII

                             Third Party Beneficiary

                  The Insurer shall be deemed to be an express third-party beneficiary of this Agreement and shall be entitled to enforce the terms hereof as if it were a party hereto.

                                  ARTICLE XXIV

                                   No Petition

                  The Originators, by entering into this Agreement, hereby covenant and agree that they will not at any time institute against the Sponsor, Holding or the Trust, or join in any institution against the Sponsor, Holding or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

                                  ************

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first written above.

                                         ADVANTA MORTGAGE CONDUIT
                                           SERVICES, INC., as Purchaser



                                         By: /s/ Michael Coco
                                             -------------------------------
                                             Name: Michael Coco
                                             Title:  Vice President


                                         ADVANTA NATIONAL BANK,
                                           as an Originator



                                         By: /s/ Michael Coco
                                             -------------------------------
                                             Name: Michael Coco
                                             Title:  Vice President


                                         ADVANTA FINANCE CORP.,
                                           as an Originator



                                         By: /s/ Michael Coco
                                             -------------------------------
                                             Name: Michael Coco
                                             Title:  Vice President

                                   SCHEDULE I

                           SCHEDULE OF MORTGAGE LOANS

                                    EXHIBIT A

                                  MORTGAGE LOAN
                         REPRESENTATIONS AND WARRANTIES

                  Each Originator makes the following representations and warranties to Purchaser solely with respect to the Mortgage Loans conveyed by such Originator hereunder. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of such Mortgage Loans first to Holding and then to the Trust pursuant to the Sale and Servicing Agreement and the pledge of such Mortgage Loans to the Indenture Trustee pursuant to the Indenture:

                  (i) All of the original or certified documentation set forth in the definition of Mortgage File and in Section 2.1(g)(i) of the Sale and Servicing Agreement (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee on the Closing Date. All such documentation is true and accurate in all material respects. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans.

                  (ii) Each Mortgage Loan is being serviced by the Master Servicer or a Master Servicer Affiliate.

                  (iii) During the period from origination to the Cut-Off Date, each Mortgage Loan has been serviced in accordance with applicable law.

                  (iv) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, this Agreement constitutes a valid transfer and assignment to Purchaser of all right, title and interest of such Originator in and to the related Cut-Off Date Principal Balances with respect to such Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of interest collected prior to the related Cut-Off Date), and all proceeds of the related Cut-Off Date Principal Balances with respect to such Mortgage Loans and such funds relating to such Mortgage Loans as are from time to time deposited in the Accounts (excluding any investment earnings on the amounts from time to time deposited in the Principal and Interest Account) and all other related property specified in the definition of "Mortgage Loan" and, moreover, will constitute a valid transfer and assignment to Purchaser of all right, title and interest of such Originator in and to the related Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Mortgage Loans" relating to such Additional Balances. However, if this Agreement is not deemed to be a valid transfer and assignment to Purchaser of such right, title and interest, this Agreement shall in any event constitute a grant of a security interest (as defined in the UCC as in effect in New York) in such property to Purchaser. If this Agreement constitutes the grant of a security interest to Purchaser in such property, and if the Indenture Trustee maintains possession of the Mortgage File for each such Mortgage Loan, Purchaser shall have a first priority perfected security interest in such property (to the extent that perfection can be achieved by possession by or on behalf of a secured party), subject to the effect of Section 9-306 of the UCC with respect to collections on such Mortgage Loans that are deposited in the Accounts.

                  (v) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, the information set forth in the Schedule of Mortgage Loans for such Mortgage Loans is true and correct in all material respects.

                  (vi) As of the Cut-Off Date, no more than 0.02% of the related Cut-Off Date Pool Balance is secured by Mortgaged Properties located within any single zip code area.

                  (vii) (a) The Mortgages and the Credit Line Agreements conveyed to Purchaser by the Originators pursuant to Section 2.1 hereof have not been assigned or pledged by such Originator, and such Originator is the sole owner and holder of such Mortgages and such Credit Line Agreements free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the holder of the related Mortgage Loans, to sell, assign or transfer the same and (b) the Mortgages and the Credit Line Agreements conveyed by such Originator to the Purchaser pursuant to Section 2.01 hereof have not been assigned or pledged by such Originator, and Originator is the sole owner and holder of such Mortgages and such Credit Line Agreements free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the holder of the related Mortgage Loans, to sell, assign or transfer the same.

                  (viii) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage relating to such Mortgage Loans. Neither the operation of any of the terms of any such Credit Line Agreement or any such Mortgage nor the exercise of any right thereunder will render either such Credit Line Agreement or such Mortgage unenforceable, in whole or in part, nor subject to any right of rescission, set-off, claim, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (ix) As of the Cut-Off Date with respect to the Mortgage Loans, no Minimum Monthly Payment is more than 59 days Delinquent (measured on a contractual basis) and no more than 0.52% (by the related Cut-Off Date Pool Balance) of the Mortgage Loans were 30-59 days Delinquent (measured on a contractual basis).

                  (x) As of the Cut-Off Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, each Credit Line Agreement and each Mortgage Loan relating to such Mortgage Loans is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                  (xi) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-Off Date is approximately 269 months. With respect to each Mortgage Loan, on each date that the Coupon Rates have been adjusted, interest rate adjustments on such Mortgage Loans were made in compliance with the related Mortgage and Credit Line Agreement and applicable law. With respect to the Mortgage Loans, the Coupon Rate over the term of each Mortgage Loan may not exceed the related maximum Coupon Rate, if any. With respect to the Mortgage Loans as of the Cut-Off Date, (i) the maximum Coupon Rates range between 15.750% and 24.500%, (ii) the margins range between 0.000% and 8.750% and the weighted average margin is approximately 4.548%, and (iii) the current Coupon Rates range between 7.750% and 16.500% and the weighted average Coupon Rate is approximately 12.300%.

                  (xii) The Credit Limits on the Mortgage Loans range between $8,000.00 and $420,000.00 with an average of approximately $30,418.

                  (xiii) As of the Cut-Off Date, each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include manufactured homes, condominiums and townhouses but shall not include cooperatives or property which constitutes other than real property under applicable state law.

                  (xiv) As of the Cut-Off Date, no Mortgage Loan had a Combined Loan-to-Value Ratio in excess of 125.00%.

                  (xv) As of the Cut-Off Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property (subject in the case of any Junior Mortgage Loan only to a Senior Lien on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy or title search with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and except for liens for (i) real estate taxes and special assessments not yet delinquent, (ii) income taxes, (iii) any covenants, conditions and restrictions, rights of way, easements, and other matters of public record and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

                  (xvi) (a) Immediately prior to the transfers and assignments herein contemplated, such Originator held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by such Originator (including its Cut-Off Date Pool

         Balance) conveyed by such Originator to the Purchaser pursuant to
         Section 2.01 hereof, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Pool Balances with respect to such Mortgage Loans subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfers and assignments; and immediately upon the transfers and assignments herein contemplated, Purchaser will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfers and assignments and (b) immediately prior to the transfers and assignments herein contemplated, such Originator held good and indefeasible title to, and was the sole owner of, each Mortgage Loan (including its Cut-Off Date Principal Balance) conveyed by such Originator to the Purchaser pursuant to Section 2.1 hereof, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to such Mortgage Loans subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfers and assignments; and immediately upon the transfers and assignments herein contemplated, the Purchaser will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfers and assignments

                  (xvii) There is no delinquent tax or assessment lien or mechanic's lien on any Mortgaged Property relating to a Mortgage Loan, and each such Mortgaged Property is free of substantial damage and is in good repair.

                  (xviii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws.

                  (xix) With respect to each Mortgage Loan that is a First Mortgage Loan, and, to the best of such Originator's knowledge, with respect to each Mortgage Loan that is a Junior Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, was issued on the date of origination of such Mortgage Loan, and as of the Closing Date with respect to the Mortgage Loans and each applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to any Mortgage Loan as to which no title insurance policy or binder was issued.

                  (xx) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Qualified Replacement Mortgage Loan, each Credit Line Agreement is the legal, valid, binding and enforceable obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed.

                  (xxi) The terms of each Credit Line Agreement and each related Mortgage have not been impaired, cancelled, subordinated, rescinded, altered or modified in any material respect, and the related Mortgaged Property has not been released from the lien of the related Mortgage, in whole or in part and no instrument has been executed that would effect such release, cancellation, subordination or rescission, except by a written instrument which (if such instrument is secured by real property) has been recorded, if necessary, to protect the interest of the Noteholders and which has been delivered to the Indenture Trustee.

                  (xxii) Except as otherwise required by law or the terms of the Credit Line Agreement, pursuant to the statute under which the related Mortgage Loan was made, the related Credit Line Agreement is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

                  (xxiii) Each Mortgaged Property relating to a Mortgage Loan is located in the state identified in the Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon.

                  (xxiv) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property relating to a Mortgage Loan, nor is such a proceeding currently occurring, and each such Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of such Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended.

                  (xxv) With respect to each Mortgage Loan that is a Junior Mortgage Loan, either (A) no consent for such Mortgage Loan was required by the holder of any related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Mortgage File.

                  (xxvi) Each Mortgage relating to a Mortgage Loan contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including
         (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of such Originator's knowledge, there is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

                  (xxvii) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to a Qualified Replacement Mortgage Loan, there is no default, breach, violation or event of acceleration existing under any Mortgage or Credit Line Agreement relating thereto and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and such Originator has not waived any default, breach, violation or event of acceleration; provided, however, that the foregoing shall not apply to the extent that the relevant default, breach, violation or other event relates to one or more of the Mortgage Loans being Delinquent.

                  (xxviii) To the best knowledge of such Originator, all parties to each Credit Line Agreement and the related Mortgage had legal capacity to execute such Credit Line Agreement and the related Mortgage and each such Credit Line Agreement and the related Mortgage have been duly and properly executed by such parties.

                  (xxix) No selection procedures reasonably believed by such Originator to be adverse to the interests of the Noteholders or the Insurer was utilized in selecting the Mortgage Loans.

                  (xxx) As of the Closing Date with respect to the Mortgage Loans, no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the applicable title insurer (to the extent required by such title insurer) and which is part of the related Mortgage File delivered to the Indenture Trustee.

                  (xxxi) At the time of origination of each Mortgage Loan that is not a First Mortgage Loan, the related prior lien was not more than 30 days delinquent.

                  (xxxii) To the best of such Originator's knowledge, all required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages relating to the Mortgage Loans have been made, obtained or issued, as applicable.

                  (xxxiii) As of the Cut-Off Date, no more than 90.55% of the Mortgage Loans are Junior Mortgage Loans.

                  (xxxiv) With respect to each Mortgage Loan that is not a First Mortgage Loan, the related prior lien does not provide for negative amortization.

                  (xxxv) With respect to each Mortgage Loan that is not a First Mortgage Loan, the maturity date of the Mortgage Loan is prior to the maturity date of the related prior lien if such prior lien provides for a balloon payment.

                  (xxxvi) Each Mortgage Loan is secured by a property having an appraised value of not more than $1,526,384.

                  (xxxvii) With respect to each Mortgage Loan, (1) the improvements upon each related Mortgaged Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Master Servicer that provides for fire and extended coverage representing coverage not less than (a) the Credit Limit of such

         Mortgage Loan or (b) the maximum insurable value of the related Mortgaged Property, or (2) the Master Servicer has obtained and will maintain a blanket policy insuring against fire, flood and hazards of extended coverage with respect to all of the Mortgage Loans

                  (xxxviii)With respect to any Mortgage Loan which is a Senior Lien, such Originator has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer and the Indenture Trustee in any Insurance Policies applicable to any such Mortgage Loan delivered by such Originator hereunder, including any necessary notifications of insurers, assignments of policies or interests therein and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and its assignees in care of the Master Servicer or the Indenture Trustee.

                  (xxxix) To the best of such Originator's knowledge, each Mortgage Loan was underwritten in all material respects in accordance with the credit underwriting guidelines of such Originator as set forth in such Originator's underwriting guidelines, as in effect on the date of origination.

                  (xi) As of the Closing Date, to the best of such Originator's knowledge, such Originator has received no notice of default of any First Mortgage Loan secured by any Mortgaged Property that also secures a Mortgage Loan which has not been cured by a party other than such Originator.

                  (xii) At the Cut-Off Date with respect to the Mortgage Loans, no Mortgagor had been identified on the records of such Originator as being the subject of a current bankruptcy proceeding.

                  (xiii) Reserved.

                  (xiii) To the best of such Originator's knowledge, each party which had any interest in a Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise (including such Originator), is (or, during the period in which such party held and disposed of such interest, was) in substantial compliance with any and all applicable licensing requirements of the law of the state wherein the property securing the Mortgage Loan is located.

                  (xiv) To the best of such Originator's knowledge, with respect to the Mortgage Loans, the documents, instruments and agreements submitted by each Mortgagor for loan underwriting were not falsified and contain no untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and the statements contained therein not misleading.

                  (xv) Except as previously disclosed in writing to the Indenture Trustee and the Insurer, with respect to each Mortgage Loan, there is only one originally executed Mortgage and Credit Line Agreement not stamped as a duplicate.

                  (xvi) With respect to the Mortgage Loans as of the Cut-Off Date, each such Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Registration Statement.